UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025 (December 2, 2025)

GENERAL PURPOSE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42986	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59 Front Street
Millbrook, NY	12545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 677-4650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GPACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	GPAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GPACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 4, 2025, General Purpose Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including 3,000,000 units sold pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Warrants”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-290856) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 14, 2025 (as amended, the “Registration Statement”):

•
An Underwriting Agreement, dated December 2, 2025, by and between the Company and Jefferies LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•
A Warrant Agreement, dated December 2, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•
A Letter Agreement, dated December 2, 2025 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, General Purpose Acquisition Corp Services LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•
An Investment Management Trust Agreement, dated December 2, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•
A Registration and Shareholder Rights Agreement, dated December 2, 2025, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•
A Private Placement Units Purchase Agreement, dated December 2, 2025, by and between the Company and the Sponsor (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•
A Private Placement Units Purchase Agreement, dated December 2, 2025, by and between the Company and Jefferies LLC, for itself and on behalf of the underwritters (the “Representative Private Placement Units Purchase Agreement,” and together with the Sponsor Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•
An Administrative Services and Indemnification Agreement, dated December 2, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private sale of 660,000 units (the “Private Placement Units”) at the IPO price of $10.00 per unit (for an aggregate purchase price of $6,600,000). Of those 660,000 Private Placement Units, the Sponsor purchased 430,000 Private Placement Units and Jefferies LLC, as representative for the underwriters, purchased 230,000 Private Placement Units. Each Private Placement Unit consists of one Class A ordinary share and one-half of one warrant. The Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2025, in connection with the IPO, Alexandros Argyros, Chele Farley, Jonathan Intrater and Warren Hosseinion were appointed to the board of directors of the Company (the “Board”). Mr. Argyros, Ms. Farley, Mr. Intrater and Mr. Hosseinion are independent directors. Effective December 2, 2025, Mr. Argyros, Ms. Farley and Mr. Intrater were appointed to the Board’s Audit Committee, Mr. Argyros, Mr. Hosseinion and Mr. Intrater were appointed to the Compensation Committee, and Ms. Farley, Mr. Hosseinion and Mr. Argyros were appointed to the Nominating Committee, with Mr. Intrater serving as chair of the Audit Committee, Mr. Argyros serving as chair of the Compensation Committee and Ms. Farley serving as chair of the Nominating Committee.

Following the appointment of Mr. Argyros, Ms. Farley, Mr. Hosseinion and Mr. Intrater, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Ms. Farley and Mr. Hosseinion and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Mr. Argyros and Mr. Intrater and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Mr. Georgiopoulos and Mr. Vrondissis and will expire at the Company’s third annual meeting of shareholders.

On December 2, 2025, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement. Each of the members of the Board has received membership interests in the Sponsor as compensation for their service as directors to the Company.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2025, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000, comprised of $225,376,487 of the proceeds from the IPO (which amount includes $9,200,000 of the underwriters’ deferred discount) and $4,623,513 representing certain proceeds of the sale of the Private Placement Shares, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of (i) in connection with the completion of the Company’s initial business combination, (ii) the redemption of any Class A Ordinary Shares if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law or (iii) the redemption of Class A Ordinary Shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Class A Ordinary Shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On December 2, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 4, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 2, 2025, by and between the Company and Jefferies LLC as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated December 2, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 2, 2025, by and among the Company, its executive officers, its directors and General Purpose Acquisition Corp Services LLC.

10.2	Investment Management Trust Agreement, dated December 2, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration and Shareholder Rights Agreement, dated December 2, 2025, by and among the Company, General Purpose Acquisition Corp Services LLC and the Holders signatory thereto.

10.4	Private Placement Units Purchase Agreement, dated December 2, 2025, by and between the Company and General Purpose Acquisition Corp Services LLC.

10.5	Private Placement Units Purchase Agreement, dated December 2, 2025, by and between the Company and Jefferies LLC.

10.6	Administrative Services and Indemnification Agreement, dated December 2, 2025, by and between the Company and General Purpose Acquisition Corp Services LLC.

99.1	Press Release, dated December 2, 2025.

99.2	Press Release, dated December 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL PURPOSE ACQUISITION CORP.

By:	/s/ Peter Georgiopoulos
	Name:	Peter Georgiopoulos
	Title:	Chairman and Chief Executive Officer

Dated: December 4, 2025